UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

MRU Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33073 (Commission File Number)	33-0954381 (IRS Employer Identification No.)
590 Madison Avenue, 13th Floor New York, NY (Address of principal executive offices)	10022 (Zip Code)
(212) 398-1780 (Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under Item 3.02 of this Current Report on Form 8-K (the “Current Report”) is incorporated herein by reference.

Item 2.01.	Termination of Material Definitive Agreement.

The information set forth under Item 3.02 of this Current Report is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 3.02 of this Current Report is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On June 30, 2008, Battery Ventures VII, L.P. and Battery Investment Partners VII, LLC (collectively, the “Investors”) purchased from MRU Holdings, Inc. (the “Company”) 2,197,109 shares (the “Shares”) of new Series B-2 Convertible Preferred Stock, par value $0.001 per share (the “Series B-2 Preferred”) and warrants to purchase 659,132 shares of Common Stock (the “New Warrants”) at a price of $2.25 per Share (the “Series B-2 Original Issue Price”) plus $0.0375 per Share attributable to the New Warrants for $5,025,886.84 (the principal amount of the Notes (as defined below) plus accrued and unpaid interest thereon as of June 30, 2008). The Series B-2 Preferred is senior to the Company’s outstanding Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred”) and its common stock (the “Common Stock”) with respect to the payment of dividends and payment upon a Liquidation Event (as defined in the certificate of designation for the Series B-2 Preferred (the “Certificate of Designation”)).

Terms of the Series B-2 Preferred and the New Warrants

Dividends on Series B-2 Preferred.  The Series B-2 Preferred is entitled to receive when, as and if declared by the Company’s board of directors (the “Board”) out of funds legally available therefor, dividends on the Series B-2 Preferred at a simple annual rate equal to nine percent (9%) of the Series B-2 Original Issue Price (the “Series B-2 Dividend Rate”), up to but not including September 30, 2008 (the “Alternate Interest Rate Date”) and at a simple annual interest rate of eighteen percent (18%) of the Series B-2 Original Issue Price (the “Alternate Rate”) from and after the Alternate Interest Rate Date until the Series B-2 Preferred is converted, exchanged or redeemed as described below; provided, however, dividends shall not be declared unless permitted under the Subordination Agreement (as defined below).  Subject to the foregoing, dividends may be paid by the Company in cash or shares of Common Stock; provided, however, that dividends shall not be paid in shares of Common Stock if, after giving effect to such dividends, the aggregate number of shares of Common Stock beneficially owned by a holder of Series B-2 Preferred (each, a “Series B-2 Holder” and collectively, the “Series B-2 Holders”) and its affiliates exceeds 19.99% of the voting power of the Company (the “Issuance Limitation”), unless the Company obtains the requisite stockholder approval under NASDAQ Marketplace Rule 4350(i)(1)(B) (“Stockholder Approval”), in which case the Issuance Limitation shall no longer apply to the Series B-2 Holders.  Dividends paid in Common Stock will be paid in Common Stock by dividing the amount of such dividends by the higher of (i) the Series B-2 Original Issue Price and (ii) the volume-weighted average price for the Common Stock over the ten trading days immediately preceding dividend payment date.  To the extent declared, dividends are to be paid on June 30th of each year.

Liquidation Preference.  On the occurrence of a Liquidation Event (as defined in the Certificate of Designation), the Series B-2 Holders will be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of any securities junior to the Series B-2 Preferred, the greater of:

•	any and all accrued and unpaid dividends (whether or not declared) compounded annually up to the date of the Liquidation Event and an amount per share equal to the Series B-2 Original Issue; and

•
the consideration per share of Series B-2 Preferred that each Series B-2 Holder would have received if such Series B-2 Holder had converted its shares of Series B-2 Preferred, together with all compounded and accrued and unpaid dividends (whether or not declared) on each such share of Series B-2 Preferred up until the date of the Liquidation Event, into Common Stock immediately prior to the Liquidation Event.

Automatic Conversion into Equity Securities.  Upon the consummation by the Company of the issuance of equity securities (the “Equity Securities”) pursuant to an equity financing (including the issuance of Equity Securities upon the conversion or exchange of debt securities (the “Automatically Converting Debt Securities”) issued in connection with an equity financing) in which the Company receives in excess of a minimum threshold amount of gross proceeds mutually agreed to by the Company and the Investors (the “Equity Financing”), the Shares will automatically convert into such number of shares of Equity Securities, as is determined by dividing (A) the sum of (i) any and all accrued and unpaid dividends (whether or not declared) through the date of conversion on all shares of Series B-2 Preferred held by such Series B-2 Holder on the Equity Financing Closing Date (as defined in the Certificate of Designation) and (ii) the aggregate Series B-2 Original Issue Price for all the outstanding shares of Series B-2 Preferred held by such Series B-2 Holder on the Equity Financing Closing Date, by (B) the per share price of the Equity Securities sold in the Equity Financing.

Optional Conversion into Common Stock.  In the event that the Series B-2 Preferred is not automatically converted in connection with an Equity Financing before the Alternate Interest Rate Date, on and after the Alternate Interest Rate Date, each share of Series B-2 Preferred shall be convertible, at the option of a Series B-2 Holder, into a share or shares of Common Stock without the payment of any additional consideration into the number of fully paid and nonassessable shares of Common Stock that results from dividing (A) the sum of (i) the Series B-2 Original Issue Price plus (ii) accrued and unpaid dividends on the Series B-2 Preferred (regardless of whether declared), by (B) the conversion value per share in effect for each share of Series B-2 Preferred (the “Series B-2 Conversion Value”) at the time of conversion.  The Series B-2 Conversion Value shall initially be equal to the Series B-2 Original Issue Price and will be adjusted from time to time for stock splits and the like. The conversion of the Series B-2 Preferred as described in the paragraph is subject to the Issuance Limitation, unless Stockholder Approval is obtained.

Optional Exchange Into Automatically Converting Debt Securities.  If the Company issues Automatically Converting Debt Securities, each Series B-2 Holder shall have the right, but not the obligation, to exchange all, but not less than all, of the Series B-2 Preferred held by such Series B-2 Holder for Automatically Converting Debt Securities on the same terms and conditions applicable to the purchasers of the Automatically Converting Debt Securities.  Upon such exchange, a Series B-2 Holder shall be entitled to a principal amount of Automatically Converting Debt Securities equal to the sum of (i) any and all accrued and unpaid dividends (whether or not declared) on the shares of Series B-2 Preferred then held by such Series B-2 Holder through the date of issuance of the Automatically Converting Debt Securities and (ii) the aggregate Series B-2 Original Issue Price for all shares of Series B-2 Preferred held by such Series B-2 Holder.

Voting Rights.  In addition to any rights of the Series B-2 Preferred with respect to voting as a class under the Delaware General Company Law, and in addition to the rights of the Series B-2 Holders set forth below under the heading “Protective Provisions,” the Series B-2 Holders shall vote as one class together with the Common Stock and the Series B Preferred, and each Series B-2 Holder shall have the number of votes equal to the number of shares of Common Stock into which the shares of Series B-2 Preferred held by such Series B-2 Holder may be converted as described under “Optional Conversion into Common Stock” above (excluding accrued and unpaid dividends), and the Series B-2 Holders shall be entitled to vote or otherwise participate in any proceeding in which actions shall be taken by the Company or the stockholders thereof or be entitled to notification as to any meeting of the stockholders; provided, however, in no event shall voting power of any Series B-2 Holder, together with its affiliates, exceed 19.99% of the voting power of the Company (the “Voting Limitation”), unless Stockholder Approval is obtained, in which case, the Voting Limitation shall no longer apply.

Protective Provisions.  So long as at least 1,089,033 shares of Series B-2 Preferred are outstanding, the Company shall not without first obtaining the approval the majority of the holders of the Series B-2 Preferred:

•
enter into any sale of all or substantially all of its assets, or Fundamental Change (as defined in the Certificate of Designation), or any liquidation or winding up of the Company, in each case where such transaction or event results in net proceeds, on a per share basis, received by each Series B-2 Holder of less than three times the Series B-2 Original Issue Price;

•
other than in connection with the issuance of Equity Securities and the Automatically Converting Debt Securities, amend the Certificate of Designation or the Company’s certificate of incorporation or bylaws in a manner adverse to the Series B-2 Preferred;

•	other than the Equity Securities, authorize or designate any equity security senior to or on parity with the Series B-2 Preferred or any additional shares of Series B-2 Preferred;

•
other than the Equity Securities and the Automatically Converting Debt Securities, issue any additional shares of Common Stock or any shares of preferred stock (other than with respect to the Series B Preferred outstanding on the date hereof and the Series B-2 Preferred), or any Options or Convertible Securities (each as defined in the Certificate of Designation);

•
other than with respect to the Equity Securities, the Series B Preferred and the Series B-2 Preferred, pay any dividend on or purchase, redeem or otherwise acquire any securities junior to the Series B-2 Preferred; or

•	other than in connection with the issuance of the Equity Securities and the Automatically Converting Debt Securities, decrease or increase the size of the Board.

Optional Redemption after December 31, 2008.  Subject to the provisions of the Subordination Agreement (as defined below), at any time on or after December 31, 2008, the holders of a majority of the Series B-2 Preferred may require the Company to redeem all of the outstanding shares of Series B-2 Preferred and pay the Series B-2 Holders for each share of Series B-2 Preferred then held by such holders (i) any and all accrued and unpaid dividends (whether or not declared) on such share of Series B-2 Preferred through the redemption date, and (ii) an amount per share equal to the Series B-2 Original Issue Price.

Terms of the New Warrants. The New Warrants are exercisable for an aggregate of 659,132 shares of Common Stock at an exercise price of $2.25 per share prior to June 29, 2013 if, and only if, the Series B-2 Preferred do not automatically convert into Equity Securities by the Alternate Interest Rate Date; provided, however, that in no event will the Investors be entitled to exercise the New Warrants for a number of shares of Common Stock in excess of the Issuance Limitation, unless Stockholder Approval is obtained, in which case the Issuance Limitation would not apply. The Warrants may be exercised by the Investors by making payment in full of the exercise price either in cash or by written instruction directing the Company to cancel or surrender a portion of the Warrant to satisfy payment of the exercise price. Payment by such cancellation or surrender is deemed a “cashless exercise.”

Covenant Regarding Proposal to Stockholders.  If all the shares of Series B-2 Preferred do not automatically convert into Equity Securities or are not all exchanged for Automatically Converting Debt Securities before the Alternate Interest Rate Date, the Company has agreed to use its commercially reasonable efforts to include in the proxy statement for its next annual meeting of stockholders following the Alternate Interest Rate Date a proposal to allow the Series B-2 Holders to convert their shares of Series B-2 Preferred into, and to exercise any New Warrants for, the number of shares of Common Stock issuable pursuant to the Certificate of Designation and the New Warrants without regard to the Issuance Limitation.

Subordination Agreement

On June 30, 2008, in connection with the issuance of the Series B-2 Preferred, the Company became a party to a subordination agreement among the Investors, Viking Asset Management L.L.C. and the buyers of certain secured senior notes issued by the Company dated as of October 19, 2007 (the “Subordination Agreement”). Pursuant to the Subordination Agreement, among other things, (i) the Investors agreed that the payment of any amounts pursuant to the Series B-2 Preferred would be subordinated to the payment in full of the Senior Indebtedness (as defined in the Subordination Agreement) and (ii) the Company agreed not to take any action that would frustrate the purposes of the subordination of the Series B-2 Preferred to the Senior Indebtedness. Notwithstanding the foregoing, the issuance of equity securities of the Company to the Investors upon the automatic or optional conversion of the Series B-2 Preferred or upon the exercise of the New Warrants will not be deemed a violation of the Subordination Agreement or the documents evidencing the Senior Indebtedness.

Private Placement

The Shares and the New Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent the registration of the resale of the Shares and the New Warrants or an applicable exemption from the registration requirements of the Securities Act. The Shares and New Warrants were sold in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D thereunder. Each Investor provided written representations to the Company regarding its suitability to invest in the Shares and the New Warrants, including, without limitation, a representation that such Investor qualifies as an “accredited investor” as that term is defined under Rule 501(a) promulgated under the Securities Act.  The Company did not engage in general solicitation in connection with the sale of Shares and the New Warrants.

Prepayment and Cancellation of Notes

As disclosed in the Company’s Current Report on Form 8-K filed with Securities and Exchange Commission on June 13, 2008 (the “June 13th 8-K”), the Company entered a note and warrant purchase agreement (the “Original Agreement”) with the Investors on June 9, 2008 pursuant to which the Company issued, in exchange for a payment of $5,000,000 in cash, (i) convertible promissory notes in the original aggregate principal amount of $5,000,000 (collectively, the “Notes”) and (ii) warrants (the “Original Warrants”) to purchase in the aggregate 490,196 shares of Common Stock, which were exercisable at an exercise price of $2.55 per share if, and only if, the Notes were not converted or repaid on or prior to the September 30, 2008. The descriptions of the Notes and the Original Warrants contained in the June 13th 8-K are incorporated by reference herein.  On June 30, 2008, the Company and the Investors agreed to amend the

 Original Notes to allow for their prepayment, the Company prepaid the principal amount of the Notes and paid the accumulated interest on the Notes, and the Notes and the Original Warrants were cancelled.

Two members of the Board, Michael M. Brown and Sunil Dhaliwal, are affiliated with the Investors, and together the Investors are the Company’s largest stockholders.

The preceding summary of the terms of the Certificate of Designation, the New Warrants and the Subordination Agreement is qualified in its entirety by reference to the Certificate of Designation, the New Warrants and the Subordination Agreement, respectively, copies of which are filed with this report as Exhibits 4.1 through 4.4 and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

Upon a Liquidation Event (as defined in the Certificate of Designation) and with respect to the payment of dividends, the Series B-2 Preferred will be paid in preference to the holders of the Series B Preferred Stock and the Common Stock.

The information set forth under Item 3.02 of this Current Report is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.02 of this Current Report is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The exhibit index filed herewith is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRU HOLDINGS, INC.
By:	/s/ Vishal Garg
Name: Vishal Garg
Title: Co-President

Date:  July 7, 2008

Exhibit Index

Exhibit Number	Description

4.1	Certificate of Designation of Series B-2 Preferred Stock, par value $0.001 per Share

4.2	Warrant to purchase 646,741 shares of Common Stock issued to Battery Ventures VII, L.P.

4.3	Warrant to purchase 12,391 shares of Common Stock issued to Battery Investment Partners VII, LLC.

4.4
Subordination Agreement, dated June 30, 2008, by and among the Company, Battery Ventures VII, L.P., Battery Investment Partners VII, LLC, Viking Asset Management L.L.C. and the buyers of certain secured senior notes issued by the Company dated as of October 19, 2007